UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 1, 2019
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PARKWAY ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	333-209052 (Commission File Number)	47-5486027 (I.R.S. Employer Identification No.)

101 Jacksonville Circle Floyd, Virginia (Address of principal executive offices)	24091 (Zip Code)

Registrant’s telephone number, including area code: (540) 745-4191

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 1, 2019, Parkway Acquisition Corp. (the “Company”) entered into new agreements with certain of its executive officers, including a new employment agreement with Blake M. Edwards, the Company’s President and Chief Executive Officer, and change in control agreements with Rodney R. Halsey, the Company’s Executive Vice President and Chief Operations Officer, and Lorina C. Vaught, the Company’s Executive Vice President and Chief Financial Officer.

Employment Agreement with Blake M. Edwards

The executive employment agreement, dated June 1, 2019, between the Company and Mr. Edwards (the “Employment Agreement”) supersedes and replaces Mr. Edwards previous employment agreement dated November 22, 2017.

The term of Mr. Edwards’s employment under the Employment Agreement began on June 1, 2019 and will continue for a term of three years, unless terminated earlier in accordance with its terms. After the expiration of this initial term, the Employment Agreement will automatically extend for successive one-year periods, unless either Mr. Edwards or the Company elect not to so extend. The Employment Agreement provides for an initial base salary of $285,000 per year. Mr. Edwards will be eligible to be considered for incentive compensation, if any, in an amount determined appropriate by the Company based on the recommendation of the Compensation Committee of the Company’s Board of Directors. He is also entitled to participate in the Company's employee benefit plans and programs for which he is or will be eligible.

The Employment Agreement provides for the termination of Mr. Edwards's employment by the Company without “Cause” or by him for “Good Reason” in the absence of a “Change in Control” (as those terms are defined in the Employment Agreement). In such cases, Mr. Edwards will be entitled to receive his then-current base salary for the lesser of the remainder of the term or 18 months. The Employment Agreement also provides for the termination of Mr. Edwards's employment by the Company following a “Change in Control” or by him for “Good Reason” following a “Change in Control.” In such cases, Mr. Edwards will be entitled to receive, among other things, a lump sum amount equal to 2.99 times the sum of his base salary and highest annual bonus during the two years preceding the Change in Control.  Mr. Edwards’s entitlement to the foregoing severance payments is subject to Mr. Edwards's release and waiver of claims against the Company and his compliance with certain restrictive covenants as provided in the Employment Agreement.

In the event that Mr. Edwards is terminated by the Company as a result of a “Permanent Disability” (as defined in the Employment Agreement), Mr. Edwards will be entitled to receive a lump sum payment equal to 90 days of his then-current base salary.  Mr. Edwards will not be entitled to any compensation or other benefits under the Employment Agreement if his employment is terminated upon his death, by the Company for “Cause,” or by him in the absence of “Good Reason.”

The Employment Agreement contains restrictive covenants relating to the protection of confidential information, non-disclosure, non-competition and non-solicitation. The non-compete and non-solicitation covenants generally continue for a period of 24 months following the last day of Mr. Edwards’s employment.

The full text of the Employment Agreement is attached as Exhibit 10.1 to this report and is incorporated by reference into this Item 5.02.

Change in Control Agreement with Rodney R. Halsey

The change in control agreement, dated June 1, 2019, between the Company and Mr. Halsey (the “Halsey Agreement”) provides that if Mr. Halsey’s employment is terminated by the Company without “Cause” or by him for “Good Reason” within 12 months following a “Change in Control Event” (as those terms are defined in the Halsey Agreement), the Company will make a severance payment to Mr. Halsey equal to two times his annual base salary and, if Mr. Halsey elects COBRA continuation coverage under the Company’s health plan, the Company will pay premiums for up to eighteen months.  Mr. Halsey’s entitlement to the foregoing severance payments is subject to his release and waiver of claims against the Company and his compliance with certain restrictive covenants as provided in the Halsey Agreement.

Subject to certain limited exceptions provided in the Halsey Agreement, the Company’s obligation to make severance payments under the Halsey Agreement expires on May 31, 2020.

The Halsey Agreement contains restrictive covenants relating to the protection of confidential information, non-disclosure, non-competition and non-solicitation. The non-compete and non-solicitation covenants generally continue for a period of 24 months following the last day of Mr. Halsey’s employment.

The full text of the Halsey Agreement is attached as Exhibit 10.2 to this report and is incorporated by reference into this Item 5.02.

Change in Control Agreement with Lorina C. Vaught

The change in control agreement, dated June 1, 2019, between the Company and Ms. Vaught (the “Vaught Agreement”) provides that if the Ms. Vaught’s employment is terminated by the Company without “Cause” or by her for “Good Reason” within 12 months following a “Change in Control Event” (as those terms are defined in the Vaught Agreement), the Company will make a severance payment to Ms. Vaught equal to her annual base salary and, if Ms. Vaught elects COBRA continuation coverage under the Company’s health plan, the Company will pay premiums for up to twelve months.  Ms. Vaught’s entitlement to the foregoing severance payments is subject to her release and waiver of claims against the Company and her compliance with certain restrictive covenants as provided in the Vaught Agreement.

Subject to certain limited exceptions provided in the Vaught Agreement, the Company’s obligation to make severance payments under the Vaught Agreement expires on May 31, 2020.

The Vaught Agreement contains restrictive covenants relating to the protection of confidential information, non-disclosure, non-competition and non-solicitation. The non-compete and non-solicitation covenants generally continue for a period of 12 months following the last day of Ms. Vaught’s employment.

The full text of the Vaught Agreement is attached as Exhibit 10.3 to this report and is incorporated by reference into this Item 5.02.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits.

10.1	Executive Employment Agreement, dated June 1, 2019, between Parkway Acquisition Corp. and Blake M. Edwards

10.2	Change in Control Agreement, dated June 1, 2019, between Parkway Acquisition Corp. and Rodney R. Halsey

10.3	Change in Control Agreement, dated June 1, 2019, between Parkway Acquisition Corp. and Lorina C. Vaught

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARKWAY ACQUISITION CORP.
(Registrant)

Date: June 6, 2019	By:	/s/ Blake M. Edwards
Blake M. Edwards
President and Chief Executive Officer

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